SCHEDULE 14A
	(Rule 14a-101)

	INFORMATION REQUIRED IN PROXY STATEMENT

	SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934 (Amendment No.                 )

	Filed by the registrant X
	Filed by a party other than the registrant
	Check the appropriate box:
		Preliminary proxy statement
	X Definitive proxy statement
	  Definitive additional materials
	  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

	THE TURNER CORPORATION
	(Name of Registrant as Specified in Its Charter)

	THE TURNER CORPORATION
	(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

X $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i) (1), or 14a-6(j)(2).
  $500 per each party to the controversy pursuant to Exchange Act Rule
	   14a-6(i)(3).
  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)     Title of each class of securities to which transaction applies:

	(2)     Aggregate number of securities to which transactions applies:

	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

	(4)     Proposed maximum aggregate value of transaction:

	 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify thed the date of its filing.

	(1)     Amount previously paid:

	(2)     Form, schedule or registration statement no.:

	(3)     Filing party:

	(4)     Date filed:


							THE TURNER CORPORATION
			Notice of Annual Meeting of Stockholders
										May 12, 1995
The Annual Meeting of Stockholders of The Turner Corporation
will  be  held  on  Friday, May 12, 1995, at 11:00  A.M. Eastern
Daylight Saving Time, in the Auditorium at the Equitable Center,
787  Seventh  Avenue,  New  York, New  York,  for  the following purposes:
			1.  To elect three directors;
			2.  To  transact  such other business as may properly
				come before the meeting or any adjournment.
Stockholders of record at the close of business on March 20,
1995 will be entitled to vote at the meeting.
SARA J. GOZO Secretary
March 31, 1995
		Each stockholder's vote is important. All stockholders are
encouraged  to vote, date, sign and return promptly the enclosed proxy  in the accompanying reply envelope, including stockholders who plan to attend the Annual Meeting.
							THE TURNER CORPORATION
								375 Hudson Street
New York, New York  10014 Proxy Statement
								_________________
					ANNUAL MEETING OF STOCKHOLDERS
		May 12, 1995
		This Proxy Statement is being furnished beginning March 31,
1995,  in connection with the solicitation of proxies for use  at the 1995 Annual Meeting of Stockholders of The Turner Corporation
to  be  held at the time and place and for the purposes set forth in the attached notice.
ELECTION OF DIRECTORS
The  Company's directors who are elected by the holders  of
the  Common  Stock  (voting together  with  the  holders  of the
Company's Series B ESOP Convertible Preferred Stock) are divided
into  three  classes.   They serve three  year  terms,  with the
directors  in one class being elected each year.  The holder (or holders)  of  the  Company's Series C 8.5% Convertible Preference
Stock  ("Series C Preferred Stock") have the right to elect three directors,  who are in addition to the directors elected  by the holders  of  the  Common Stock and the Series B ESOP Convertible
Preferred Stock.
At  the  1995  Annual  Meeting three directors  are to  be
elected.  Election of a director requires a majority of the votes
cast.   Because  no  minimum vote is required, shares  which are
present  at  the  meeting  but are  not  voted  (whether due  to abstentions or otherwise) will not directly affect the outcome of the election.
		The Board of    Directors' nominees for the three
directorships, the directors who will continue in office and the
directors  expected  to  be  elected  by  the  holders   of the
Corporation's Series C Preferred Stock are as follows:
	Name and Age     Principal Occupation   Served as Director Since Term Will
           		and Other Directorships   Director Since or During    Expire
                                       the Period
Nominees for election as directors to serve until 1998:

Leif Lomo, 65 President, Marley Pump Company;      1992                 1998
		  Retired Chairman and Chief
		  Executive Officer, A.B.Chance
		  Company; Director of Mercantile
		  Bank of Boone County;
		  Young Broadcasting Inc.

Harold J. Parmelee, 57 President, The Turner
			   Corporation                 1988                 1998
Frederick W. Zuckerman, 60 Management Consultant;
			Vice President and
			Treasurer  IBM Corp. 1993-95,
			Senior Vice President and
			Treasurer RJR Nabisco, Inc.,
			1991-93 Equity Fund; Meditrust;
			Anacomp; The Singapore Fund;
			Northeast Federal Corporation;
			Northeast Savings Bank;
			NVR Corporation; Pantone,
			Inc.                       1992                 1998
Directors who will continue in office:

Walter G. Ehlers, 62    Retired President, Chief Operating
			Officer and Trustee, Teachers
			Insurance and Annuity Association
			and College Retirement Equities
			Fund, 1984-88; Director of Neuberger
			& BermanAdvisors Management Trust;
			Trustee of China Medical Board of
			New York, Inc.             1985                 1997

Ellis T. Gravette, Jr., 69 President, Ardath Associates,
			Inc.; Retired Chairman of the
			Board and Chief Executive Officer,
			The Bowery Savings Bank,
			1981-86; Director of MidFirst
			Bank, SSB; Vista
			Properties, Inc.           1981                 1996

Alfred T. McNeill, 58   Chairman & Chief Executive Officer,
			The Turner Corporation     1985                 1997

Charles H. Moore, Jr., 65 Director of Athletics, Cornell
			University; Chairman & Chief
			Executive Officer, Xpander Pak,
			Inc. (protective packaging)
			and Vice Chairman, Advisory Capital
			Partners, Inc. (investment fund);
			Executive Vice President,
			Illinois Tool Works, Inc.,
			1991-92; President and Chief Executive
			Officer, Ransburg Corporation
			(subsidiary of Illinois Tool Works,
			Inc.), 1988-92; Director of
			Elcotel, Inc.; United States Olympic
			Committee                  1990                 1996

Gordon A. Walker, 67    Chairman and Chief Executive
			Officer, Hollinee, Inc.;
			Former Chairman, President
			and Chief Executive Officer,
			U.S. Industries, Inc.; Director
			of Lincoln National Corp.  1984                 1996

John O. Whitney, 67     Professor and Executive Director,
			The Deming Center for Quality
			Management, Columbia Business
			School; Director of Atchison
			Castings; Church & Dwight
			Co., Inc.                  1988                 1997
Directors expected to be elected by holders of Series C Preferred Stock:

Heinrich Baumann-Steiner,53 Chairman and Managing
			Director, Karl Steiner Holding
			AG; Vice Chairman and Managing
			Director, Karl Steiner AG
			(an affiliate of Karl Steiner
			Holding AG)                1992                 1996

A. Gary Fieger, 67      President, Fieger International;
			Former President and Chief
			Executive Officer, Hammerson
			Property Corporation and Vice
			President Tishman Realty &
			Construction Company       1992                 1996

Peter  K.  Steiner,  49 Vice Chairman and Managing
			Director, Karl Steiner Holding
			AG; Chairman and Managing
			Director, Karl Steiner AG
			(an affiliate of Karl Steiner
			Holding AG)                1992                 1996


	Non-employee members of the Board of Directors are paid annual fees of $21,000, plus $1,000 and travel expenses for each meeting attended. Non-employee chairmen of committees of the Board of Directors receive additional annual fees of $2,100.
Employee members of the Board of Directors do not receive any directors' fees. During 1994, the Board of Directors held nine meetings. Each director attended at least 75% of the meetings of the Board of Directors and of each Committee of which he was a member, except that Mr. Baumann-Steiner, who was elected by the holders of the Corporation's Series C Preferred Stock, attended
67% of the meetings.
	On  November 11, 1994, the Board of Directors  adopted the
Directors'  Retirement  Plan (the "Directors  Plan").  Under the
Directors Plan, beginning on the later of a Director's seventieth birthday or the Director's ceasing to be a Director, (but in no event before January 1, 1996), the Director will receive annual benefits equal to the annual fee paid to non-employee Directors, reduced proportionally to the extent a Director served for less than five years. If there is a change of control of the Corporation, all Directors at the time of the change in control will be presumed to serve for five years and will receive full benefits.
	The Committees of the Board of Directors include an Executive Committee, a Compensation and Stock Option Committee, an Audit Committee, and a Committee on Directors' Affairs.
	The members of the Executive Committee are Messrs.
McNeill (Chairman), Ehlers, Gravette, Moore, Parmelee, Walker, and Whitney. The Executive Committee may exercise the authority of the Board during the intervals between the meetings of the Board, except in respect of certain matters specified in the Corporation's By-Laws. The Executive Committee did not meet during 1994.
	The Compensation and Stock Option Committee, which is composed of Messrs. Walker (Chairman), Gravette, Moore, Whitney and Zuckerman, approves the salaries of all executive officers of The Turner Corporation (other than the Chairman and President, whose salaries are approved by the Board), makes or recommends awards under the Corporation's Executive Incentive Compensation
Plan and authorizes the grant of stock options under the Corporation's stock option plans. The Committee also reviews senior management organizational plans. The Committee met three times in 1994.
	The  Audit Committee, which is composed of Messrs.
Whitney (Chairman), Ehlers, Fieger, Gravette, Lomo, Moore and Steiner, recommends the firm of independent public accountants to act as the Corporation's independent auditors, confers with the Corporation's independent auditors as to the scope of their proposed audit, reviews the findings and recommendations of the independent auditors, reviews with the Corporation's accounting personnel and the contracted auditors the Corporation's financial controls, procedures and practices, and reviews the Corporation's compliance with its operating policy statement. The Committee met three times during 1994.
	The Committee on Directors' Affairs, (formerly The Nominating Committee) which is composed of Messrs. Moore (Chairman), Ehlers,
McNeill, Parmelee and Whitney, selects and recommends nominees for directorships to the Board. Pursuant to a resolution adopted by the Board in 1989, the Committee, in nominating members of the Board for reelection, will consider any material changes which have occurred in their employment relationships, memberships on other boards and other circumstances affecting their availability for and participation in board activities, and, any material changes which have occurred in the Corporation's business or affairs. In addition, pursuant to a resolution passed in January 1995, which among other things changed the name of the Committee to the Committee on Directors' Affairs, the Committee's functions were expanded to proposing annual goals and objectives for the Board of Directors and coordinating the evaluation of the performance of the Chief Executive Officer. The Committee met twice in 1994.
	As of March 20, 1995, the Corporation's directors (including nominees), its five highest paid executive officers (including its Chief Executive Officer) and its directors and officers as a group, beneficially owned the following numbers of shares of common stock of the Corporation:

Title of    Name of                   Amount and Nature of          Percent of
Class       Beneficial Owner          Beneficial Ownership(1)       Class (4)

Common Stock Heinrich Baumann-Steiner       4,000(2)
Common Stock Walter G. Ehlers              21,000
Common Stock A. Gary Fieger   4,000
Common Stock Ellis T. Gravette, Jr.        12,500
Common Stock Donald R. Kerstetter          36,175
Common Stock Leif Lomo                      5,000
Common Stock Alfred T. McNeill             85,333                      1.6%
Common Stock Charles H. Moore, Jr.          5,000
Common Stock Harold J. Parmelee            66,263                      1.3%
Common Stock David J. Smith                 7,300
Common Stock Peter K. Steiner           1,624,500(3)                  24.0%(5)
Common Stock Joseph V. Vumbacco            25,992
Common Stock Gordon A. Walker               5,100
Common Stock John O. Whitney                8,000
Common Stock Frederick W. Zuckerman         5,000
Common Stock Directors and Officers
		  as a Group (21 persons)   1,968,401(3)(6)               28.1%
___________________
(1)Includes shares issuable on exercise of currently exercisable stock options as follows: Donald R. Kerstetter, 24,900; Alfred T. McNeill, 59,555; Harold J. Parmelee, 49,940; David J. Smith, 7,300; Joseph V.
Vumbacco, 22,710; all non-employee directors, 4,000 each. Does not include 848,956 shares issuable on conversion of Series B ESOP shares or shares issuable on exercise of options which were not currently exercisable.
(2)Does not include 1,000,000 shares of common stock issuable on conversion of Series C Preferred Stock, 600,000 shares of common stock issuable on conversion of Series D Preferred Stock, which itself is issuable on conversion of an 8.5% Debenture, or 20,500 shares of Common Stock, held by Karl Steiner Holding AG. Heinrich Baumann-Steiner is the Chairman of Karl Steiner Holding AG and his wife is the beneficial owner of 50% of the shares of that company.
(3)Includes 1,000,000 shares of common stock issuable on conversion of Series C Preferred Stock, 600,000 shares of common stock issuable on conversion of Series D Preferred Stock, which itself is issuable on conversion of an 8.5% Debenture, and 20,500 shares of Common Stock, held by Karl Steiner Holding AG. Peter K. Steiner is the Vice Chairman of Karl
Steiner Holding AG and the beneficial owner of 50% of the shares of that company.
(4)Unless noted, less than 1%.
(5)Assumes that Karl Steiner Holding AG converts all convertible securities held by it and that no other convertible securities, including the Series
B ESOP Convertible Preferred Stock are converted. If the Series B ESOP Convertible Preferred Stock also were converted, Mr. Steiner's beneficial ownership would be 21.3%.
(6)Includes 247,653 shares issuable on exercise of currently exercisable outstanding stock options.

	The following persons are known by the Corporation to have owned beneficially more than 5% of any of the Corporation's voting securities as of March 20, 1995.


Title of Class Name and Address of     Amount and Nature of         Percent
		   Beneficial Owner        Beneficial Ownership         of Class

Common Stock   The Turner Corporation               675,000           13.1%
		   Employees' Retirement Plan
		   375 Hudson Street
		   New York, New York  10014

Common Stock   Dimensional Fund Advisors Inc.       347,900            6.7%(1)
		   1299 Ocean Avenue
		   Santa Monica, California 90401

Series B ESOP  The Turner Corporation Employee      848,956           100% (1)
Convertible    Stock Ownership Plan
Preferred      375 Hudson Street
Stock          New York, New York  10014

Series C       Karl Steiner Holding AG                9,000           100% (2)
Preferred      Hagenholzstrasse 60
Stock          CH-8050 Zurich
		   Switzerland
__________________
(1) Information is from form 13G.
(2) The 9,000 shares of Series C Preferred Stock are convertible into 1,000,000 shares of Common Stock, which, based upon the shares outstanding on March 20, 1995, would be 16.3% of the outstanding Common Stock outstanding after conversion of all the Series C Preferred Stock. Karl Steiner Holding
AG also owned 20,500 shares of Common Stock and a Debenture which is convertible into 6,000 shares of Series D Preferred Stock, which, if issued, would be convertible into 600,000 shares of Common Stock. If all the shares of Series C Stock and Series D Stock had been converted, on March 20, 1995, Karl Steiner Holding AG would have owned 24.0% of the outstanding
Common Stock assuming no conversion of the Series B ESOP Convertible
Preferred Stock and 21.3% of the outstanding Common Stock if all of the Series B ESOP Convertible Preferred Stock had been converted.
The shares of Series B ESOP Convertible Preferred Stock vote together with the Common Stock on all matters, including election of directors, with each share of Series B ESOP Convertible Preferred Stock entitled to one vote.
The Series B ESOP Convertible Preferred Stock will constitute 14.2% of the shares entitled to vote in the election of directors.


	The holders of the Series C Preferred Stock, voting separately, are entitled to elect three directors (declining to no directors if the outstanding Series C Preferred Stock is less than a specified portion of the outstanding voting stock on a fully diluted basis). While the holders of the Series C Preferred Stock are entitled to elect any directors, they cannot vote the Series C Preferred Stock with regard to directors to be elected by the holders of the Common Stock. If the holders of the Series
C Stock become no longer entitled to elect directors as a separate class, they will be entitled to vote as part of the same class as the Common Stock and the Series B ESOP Convertible Preferred Stock, and will be entitled to 1,000 votes for each 9 shares of Series C Preferred Stock (a total of 1,000,000 votes for the entire 9,000 shares). The holders of the Series
C Preferred Stock are at all times entitled to 1,000 votes for each 9 shares of Series C Preferred Stock with regard to all matters other than the election of directors. Peter K. Steiner, who is a director of the Corporation, is the Vice Chairman, and the beneficial owner of 50% of the shares, of Karl Steiner Holding AG. Esther Baumann-Steiner, who is the sister of Peter K. Steiner and the wife of Heinrich Baumann-Steiner, is the beneficial owner of the other 50% of the shares of Karl Steiner Holding AG. Mr. Baumann-Steiner, who is a director of the Corporation, is the Chairman of Karl Steiner Holding AG.
	Karl Steiner Holding AG acquired the 9,000 shares of Series C Preferred Stock from the Corporation in July 1992 for $9 million. At the same time, it acquired 6,000 shares of Series D Preferred Stock from the Corporation for $6 million. Shortly after that it exercised a contractual right to exchange the Series D Preferred Stock for an 8.5% Debenture of the Corporation in the principal amount of $6 million. In connection with those transactions, Karl Steiner Holding AG and the Corporation executed an agreement which gives each of them options under certain circumstances to purchase or sell Preferred Stock or Common Stock from or to the other of them. Karl Steiner Holding AG and the Corporation each owns 50% of Turner Steiner International SA ("TSI"), an entity they formed to engage in construction-related activities in most of the world, other than North and Central America, Switzerland, Germany, France, Austria and Japan. During 1994, the Corporation made employees and space available to TSI (for which the Corporation was paid $210,000 plus reimbursement for out-of-pocket expenses), the Corporation guaranteed obligations of TSI with regard to a construction contract, letters of credit and a line of credit, and the Corporation from time to time made working capital loans to TSI
(at December 31, 1994, the outstanding balance of these loans, including the balance from prior years, was $2,968,513). These guarantees and loans were matched by Karl Steiner Holding AG.
	A. Gary Feiger owns 35%, and the Corporation owns 30%, of a newly formed limited liability company which is engaged in building diagnostics.



REMUNERATION OF EXECUTIVE OFFICERS
The following table sets forth the annual compensation, long-term compensation and all other compensation during each of the three years ended December 31, 1994, for the Corporation's Chief Executive Officer and for the four additional executive officers who, together with the Chief Executive Officer, comprised the five highest paid executive officers of the Corporation for the year ended December 31, 1994.


					 SUMMARY COMPENSATION TABLE
				   Annual Comp.        Long-Term Comp.
											Awards           Payouts

Name and   Year  Salary  Bonus Other  Restricted Securities  LTIP    All Other
Principal                      Annual Stock     Underlying   Payout  Comp.
Position                       Comp.  Awards    Options/SARs
									   (2)        (1)                 (3)

Alfred T. McNeill
Chairman and Chief Executive
Officer   1994 $410,000  75,000 none  $1,481      3,000        none  55,806(4)
		  1993  400,000       0        1,908     18,000              54,497
		  1992  365,000  75,000        2,041      3,000              49,406

Harold J. Parmelee
President 1994  322,500  50,000 none   1,481      3,000        none  44,377(4)
		  1993  315,000       0        1,908     13,000              44,872
		  1992  287,500  50,000        2,041      3,000              32,269

Donald R. Kerstetter (5)
Senior Vice
President 1994  235,000  10,000 none  1,481       2,000        none  32,947(4)
		  1993  231,000               1,908       5,000              32,313

Joseph V. Vumbacco
Executive Vice President
and General
Counsel   1994  228,500  40,000 none  1,469       1,800        none  19,562(4)
		  1993  220,000       0       1,908       4,800              15,314
		  1992  206,000  32,000       1,952       1,800              13,905

David J. Smith (6)
Senior Vice President and
Chief Financial
Officer   1994 190,000   25,000 none    747       1,800        none       0

___________________
(1) The  Corporation has not granted any stock appreciation rights.
(2) Restricted Stock Awards consist of allocations under the Employee Stock Ownership Plan ("ESOP"). The aggregate number of shares allocated, as of December 31, 1994, to Messrs. McNeill, Parmelee, Kerstetter, Vumbacco and Smith was 556, 556, 556, 550 and 44 shares respectively, valued at $9,450, $9,450, $9,450, $9,344 and $747 respectively. Dividends are used to pay the ESOP loan.
(3) Consists of matching contributions by the Corporation to its 401(k) plan, contributions to the Corporation's defined benefit plans and supplemental payments to retirement accounts.
(4) Estimated
(5) Mr. Kerstetter became an officer of the Corporation in 1993. Prior to that, he was an executive officer of Turner Construction Company, the Corporation's principal subsidiary.
(6) Mr. Smith joined the Corporation effective January 1, 1994.



	The  following  table sets forth certain information with regard to options granted during the fiscal year ended December 31, 1994 and potential realizable values.  No stock appreciation rights (SARs) were granted during that year.
						OPTION/SAR GRANTS IN LAST FISCAL YEAR
									Individual Grant

		  # of          % of Total    Exercise  Expiration  Pot. Realizable
		  Securities    Options/SARs  or        Date        Value at Assumed
		  Underlying    Granted to    Base                  Ann. Rates of
		  Options/SARs  Employees in  Price                 Stock Price Apprec.
		  Granted       Fiscal Year                         for Option Term

Name                                                        5%($)     10%($)

Alfred T.
McNeill     3,000         3.37%         $7.750   3/11/04    $37,450   $60,305

Harold J.
Parmelee    3,000         3.37%         $7.750   3/11/04    $37,450   $60,305

Donald R.
Kerstetter  2,000         2.25%         $7.750   3/11/04    $24,967   $40,203

Joseph V.
Vumbacco    1,800         2.02%         $7.750   3/11/04    $22,470   $36,183

David J.
Smith (1)   1,800         2.02%         $7.750   3/11/04    $22,470   $36,183
			4,000         4.49%         $7.875   1/01/04    $51,310   $81,704

(1) Mr. Smith joined the Corporation effective January 1, 1994.


		The following table sets forth certain information with regard to exercises of options during 1994 and options held at December 31, 1994.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
						OPTION/SAR VALUES

                      		Number of Securities          Value of Unexercised in-
					                  Underlying Unexercised        the-Money Options/SARs
					                   Options/SARs at               at Fiscal Year-End(2)
	                	     		Fiscal Year-End(1)
		          Shares
		        Acquired       Value     Exercisable(E)         Exercisable(E)
		       on Exercise    Realized  Unexercisable(U)       Unexercisable(U)
Name           (#)           ($)

Alfred T.                          47,501(E)              $1,413(E)
McNeill       --          --       15,349(U)              $4,587 (U)

Harold J.                          43,440(E)              $3,125(E)
Parmelee      --          --        3,500(U)              $1,625(U)

Donald R.
Kerstetter    --          --       22,900(E)              $1,250(E)
Joseph V. Vumbacco                  2,000(U)              $1,000(U)

David J.                                0(E)                  $0(E)
Smith         --          --        5,800(U)              $2,400(U)
____________
(1) The Corporation has not granted any SARs.
(2) Includes only those options whose exercise prices are lower than the closing price of $8.25 on December 31, 1994.

		The Corporation or its subsidiaries have entered into change of control agreements with a number of their executive officers, including the executive officers named above. These agreements expire on June 30, 1996. They provide that in the event of "termination" (as defined) of an executive's employment after a "change of control" (as defined) of the Corporation, the executive will be entitled to receive a lump sum payment equal to 2.99 years' (in the case of four senior executives including Mr. McNeill) or one year's (in the case of other executives) compensation, including average bonus, as well as continued eligibility for certain employee welfare benefits.


Retirement Plans


		Until  March  31, 1991, the Corporation had an Employees'
Retirement Plan (the "Retirement Plan"), a Supplemental Executive
Defined Benefit Retirement Plan, and a Defined Benefit Retirement
Equalization Plan under which an employee would receive retirement benefits under a formula based upon years of service, salary during the years preceding retirement and the Social Security wage base.  Effective
March 31, 1991, the Corporation curtailed these Retirement Plans, so that no years of service or salary past that date would be considered in determining retirement benefits.  This froze the benefits employees who continued  working for the Corporation past March 31, 1991 will receive under these Retirement Plans. In 1994 the Supplemental Annuities under the Retirement Plan were reviewed for cost of living increases since 1991 and adjusted accordingly. The annual benefits Messrs. McNeill, Parmelee,
Kerstetter, Vumbacco, and Smith will receive under the Retirement Plan, the Supplemental Executive Defined Benefit Retirement Plan and the Defined
Benefit Retirement Equalization Plan, assuming retirements at age 65, will be $161,030, $131,730, $121,851, $22,276 and (none) respectively.
Mr. Smith was employed after March 31, 1991.
		Effective April 1, 1991, the Corporation instituted a new defined contribution plan, the Employees' Retirement Income Plan (the  "Income  Plan")
to replace the Retirement  Plan. Effective December  31, 1993, the
Corporation froze the benefits under the Income Plan. There will be no further contributions to the frozen Income Plan. The lump sum benefits (as of
January 31, 1995), that Messrs.  McNeill, Parmelee, Kerstetter, Vumbacco and Smith have accrued under the Income Plan are $51,991, $51,986, $55,967,
$34,540 and (none) respectively. Mr. Smith was not eligible for the Income
Plan. The Income Plan benefits were transferred to the Tax Deferred Savings
Plan, 401(k), as of February 1, 1995.
		The  Income  Plan lump sum benefits (shown  above) do not include the non-qualified, Supplemental Plan benefits associated with the Income Plan which are to date for Messrs. McNeill, Parmelee and Kerstetter $88,391,
$51,968 and $27,123 respectively.
		Effective January 1, 1994, the Corporation introduced the Employees'
Cash Balance Retirement Plan (the "Cash Balance Plan"), a defined benefit plan, to replace the Income Plan.  Amounts contributed to the Cash Balance
Plan during 1994 for the chief executive officer and the other four executive officers, who comprise the five highest paid executive officers of the
Corporation, are included in the column  captioned  "All Other Compensation"
in the Summary Compensation Table.


					 COMPENSATION COMMITTEE REPORT


To the Shareholders of The Turner Corporation

		The  purpose of this report is to describe the compensation policies applied by the Compensation Committee of the Board of Directors of The
Turner Corporation with regard to the Corporation's  executive officers and the basis for the compensation of Alfred T. McNeill, the Chief Executive
Officer of the Corporation, for the year ended December 31, 1994.
		In  1989, the Compensation Committee and the management of the
Corporation undertook a review of the Corporation's policies for compensating its senior executives.  With the approval of the Compensation Committee, the Corporation hired Towers Perrin to assist in this review.  Representatives of Towers Perrin worked with the management to develop possible compensation programs, and then met privately with the Compensation Committee to discuss them.
		As a result of the review, the Compensation Committee recommended, and the Board of Directors adopted, a four pronged compensation program, designed to reward senior executives for both long term and short term achievements on behalf of the Corporation and its stockholders.  The principal elements of this program (as subsequently updated) are:

		Base Salary -- the fundamental compensation to a senior executive for fulfilling his or her job responsibilities.

		Executive Incentive Compensation Plan -- a reward for achieving or exceeding corporate and individual goals established with regard to each senior executive at the beginning of each year.

		Stock Options -- stock options enable key employees to profit from increases in the price of the Corporation's stock. The Corporation has had stock option plans since its shares first were sold to the public in 1969. However, in connection with the 1989 review, it was decided that stock options would be awarded uniformly to all officers of the Corporation and its subsidiaries holding similar positions.

		Stockholder Gain Award Plan -- if during the 20 trading days before and after June 11, 1996, the price of the Common Stock averages at least $20 per share, a group of senior executive officers to be designated by the Compensation Committee at that time will receive incentive compensation totalling 1.5% of the amount by which the total value of the outstanding Common Stock, based upon that average price, exceeds what it would have been at $12 per share. However, the total amount of the incentive compensation may not exceed $3 million.


		Based  upon  the  advice received from Towers  Perrin, the
Compensation  Committee concluded that the four  pronged program described above would enable the Corporation to retain capable senior executives while providing rewards for contributing toward enhancement of the Corporation's financial results and for increases in the price of its stock.  Because the
Corporation devotes substantial time and money to training key employees in matters relating to the construction industry, the Corporation's employees
are constantly being sought by competing construction firms.   Therefore,
it is important that the  Corporation's key employees be compensated at a level which will induce them to remain with the Corporation rather than accepting positions with competitors.  Nonetheless, after having reviewed the recommendations of Towers Perrin, the Compensation Committee concluded that the compensation levels and incentives were not excessive (and indeed were somewhat modest) in view of the size and complexity of the Corporation's businesses.
		Each year the Compensation Committee reviews recommendations from management as to base salaries of senior executives (other than the Chief
Executive Officer and the President), total awards to senior executives under the Employee Incentive Compensation Plan and numbers of stock options to be awarded to executives in particular positions. It then makes recommendations to the entire Board as to the following year's salaries of the Chief Executive
Officer and of the President, the total amount (as a percentage of the
Corporation's earnings) to be awarded under the Executive Incentive
Compensation Plan and the portions of that total amount to be allocated to the Chief Executive Officer and the President.  In addition, it determines, without action of the Board, the following year's salaries of senior executives other than the Chief Executive Officer and the President, and the portion of the total amount awarded under the Executive Incentive Compensation Plan
(the "EIC Plan") to be allocated to each of those senior executives.
		In view of its determinations, both as to the overall performance of the Corporation and as to the contributions of the Chief Executive Officer and the President, and the accomplishments in the fact that the Corporation's development properties now were generating positive cash flows, the institution of a substantial new credit facility for the Corporate
overhead reductions and significant progress toward changing the culture of the Corporation's employees in the manner urged by the Board of Directors, the Compensation Committee recommended, and the Corporation granted, the
Chief Executive Officer and the Corporation's other senior executives increases in their 1994 salaries from 1993 levels.  In addition, the
Compensation Committee recommended that a sum equal to 12% of the Corporation's pre-tax earnings be awarded under the EIC Plan,  determined how portions of that sum were to be allocated to various senior officers other than the
Chief Executive Officer and the President, and made recommendations regarding portions of the total sum awarded under the EIC Plan to be allocated to the
Chief Executive Officer and to the President.  Stock options were awarded during 1994 in accordance with a formula adopted in 1989.  No additional stock options were awarded.

						 GORDON A. WALKER
			CHARLES H. MOORE, JR.    ELLIS T. GRAVETTE, JR.
			JOHN O. WHITNEY          FREDERICK W. ZUCKERMAN




							The Turner Corporation
				  Comparison of Five-Year Cumulative Return
			  Turner vs. AMEX and Construction and Real Estate Peer Group

					  Turner AMEX Const. Real Estate
				  1989 100    100  100       100
				  1990  87     82   67        58
				  1991  52    105   69        40
				  1992  60    106   69        40
				  1993  65    126   69        61
				  1994  68    115   74        56
Companies in Peer Groups weighted by market capitalization: indexed to 100 at December 31, 1989. Dividends reinvested over period.


		The Turner Corporation has two business segments: Construction and Real
Estate.  The Construction Peer Group is made up of companies with market capitalizations of not more than $500 million who are engaged primarily in providing construction/engineering services for business sectors other than home building and infrastructure: Guy F. Atkinson of California, Michael
Baker Corp., CRSS Inc., Perini Corp., and Stone & Webster Inc.  The Real
Estate Peer Group is made up of all U.S. companies listed in the Standard &
Poors database (2/94) which have been public for five years or more, have market capitalizations of not more than $150 million, and whose principal business activity involves nonresidential real estate development. The Real
Estate Peer Group is comprised of: Reading Co. Class A, Koger Equity and
Mission West Properties.  These are the same companies which made up the
Construction Peer Group and the Real Estate Peer Group described in the proxy statement used in connection with the 1994 Annual Meeting.



					INDEPENDENT PUBLIC ACCOUNTANTS

		Arthur Andersen LLP was appointed by the Board of Directors, with the recommendation of the Audit Committee, as independent public accountants to audit the accounts of the Corporation and its subsidiaries for 1994.  A representative of Arthur Andersen LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she desires to do so. That person will be available to answer appropriate questions.
		Arthur Andersen LLP rendered the following services to the Corporation in  1994:  reading of unaudited quarterly financial information,  assistance and consultation in connection with filings with the Securities and Exchange
Commission and with various other governmental and regulatory agencies, consultation in connection with various tax and audit-related accounting matters, contract audit and tax services and management consultation relating to the Corporation's Total Quality Management Program.


						   GENERAL
The enclosed proxy is solicited by the Board of Directors of The Turner
Corporation to be voted at the 1995 Annual Meeting of Stockholders.  All shares represented by proxies delivered prior to the meeting will be voted in the manner specified on the proxies.  If no vote is specified, and the proxy does not show that the stockholder wants to abstain or for any other reason the shares are not to be voted, proxies will be voted for the nominees for directorships named above.  Any stockholder who signs and returns a proxy may revoke it at any time prior to the vote by notifying the Secretary in writing. A vote in person at the meeting will revoke a proxy as to the matters voted upon.  However, the presence of a stockholder at the meeting will not revoke a proxy as to matters on which the stockholder does not vote in person.
		The  Board of Directors has no reason to believe  that any nominee for a directorship will be unable to serve if elected. If any nominee should become unable to serve, proxies may be voted for the election of another person designated by the Board of Directors.
		The Board of Directors knows of no other matters which may be presented for stockholder action at the meeting.  If other matters do properly come before the meeting, the persons named in the proxies will have authority to vote in accordance with their judgment.
		Stockholders of record at the close of business on March 20, 1995 will be entitled to vote at the meeting.  At the close of business on March 20,
1995, the Corporation had outstanding 5,167,219 shares of Common Stock and
848,956 shares of Series B ESOP Convertible Preferred Stock. The Common Stock
and the Series B Stock are voted as a single class. Each share of Common Stock and each share of Series B Stock outstanding on March 20, 1995 is entitled to one vote.
		In addition to the distribution of proxy material by mail, directors, officers and employees of the Corporation and its subsidiaries may solicit proxies by telephone or in person. The cost of all such solicitations will be borne by the Corporation.  The  Corporation will reimburse brokerage  houses, custodians, nominees and fiduciaries for expenses in forwarding solicitation material to beneficial owners. The Corporation has retained D. F. King & Co.
to assist in the solicitation of proxies. The fee of that firm is estimated not to exceed $9,000 plus out-ofpocket costs and expenses.


						 NEXT ANNUAL MEETING

		Proposals of security holders intended to be presented at the 1996 annual meeting must be received by The Turner Corporation by December 1, 1995 for inclusion in the proxy statement and form of proxy relating to that meeting.


						  By Order of the Board of Directors
													 THE TURNER CORPORATION

													 SARA J.GOZO
													 Secretary


March 31, 1995
THE TURNER CORPORATION WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR 1994, EXCLUDING EXHIBITS, TO ANY PERSON ENTITLED TO VOTE OR
TO DIRECT A VOTE AT THE 1995 ANNUAL MEETING OF STOCKHOLDERS UPON THE WRITTEN REQUEST OF ANY SUCH PERSON ADDRESSED TO THE SECRETARY OF THE TURNER CORPORATION AT THE ADDRESS SPECIFIED ON THE FIRST PAGE OF THIS PROXY STATEMENT.




March 31, 1995
To Participants in the Employee Stock Ownership Plan:
As a participant in The Turner Corporation Employee Stock Ownership Plan, you have the right to direct the Trustee of the Plan, State Street Bank and Trust Company, as to the manner in which to vote your shares at the Company's Annual Stockholders Meeting on May 12, 1995. The instructions given by you will be held by the Trustee in strict confidence.

The enclosed Voting Instruction Card can be used to provide your instructions to the Trustee. This Card only covers the shares held in the Employee Stock Ownership Plan for which you are entitled to give direction and is not linked to any other shares of Company stock or related Proxy C
Annual Meeting which you may receive.

Your voting direction will apply to those shares allocated to your account as well as to a proportionate number of the shares in the plan not yet allocated to any participant. If you own Turner Corporation S
Employee Stock Ownership Plan, you will receive proxy materials covering these shares in a separate mailing.

Also enclosed is a Proxy Statement that explains the items which will be voted on at the Company's Annual Stockholders Meeting. Please return you completed and signed Voting Instruction Card as quickly as possible, using the envelope provided. Your vote is important and you are encouraged to take advantage of this opportunity to direct the voting of your shares.


												  Sara J. Gozo
												  Secretary



April 20, 1995
Dear Stockholder:
Our records indicate that we have not yet received your proxy for the Annual Meeting to be held on May 12, 1995. A proxy card was mailed March 31, 1995, together with a Notice of Annual Meeting, Proxy Statement and Annual Report.

We believe it is important that your views be represented at the meeting. We are, therefore, enclosing a duplicate proxy and urge you to sign, date and return it today in the enclosed return envelope.

If you have already forwarded your proxy card, we thank you for your cooperation.

Yours very truly,
THE TURNER CORPORATION
Sara  J  Gozo
Secretary
SJG:lac




PROXY
THE TURNER CORPORATION
Annual Meeting of Stockholders, May 12, 1995
The undersigned hereby appoints Alfred T. McNeill and Sara J. Gozo and each of them, with full power of substitution, as attorneys and proxies for the undersigned to appear at the Annual Meeting of Stockholders of the Turner Corporation to be held on May 12, 1995 at 11:00 A.M. Eastern Daylight Saving Time, and at any adjournments of that meeting, and at that meeting to act for the undersigned and vote all shares of common stock of The Turner Corporation held in the name of the undersigned, with all the powers the undersigned would have if personally present as follows:


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the board of Directods' recommendations. The Proxies cannotvote your shares unless you sign and return this card.
P
R
O
X
Y
SEE REVERSE
SIDE
[X]
Please mark your
votes as in this
example.
If not otherwise specified, this proxy will be voted for the election of the nominees named below. The Board of Directors recommends a vote FOR the below matters.
1.      Election of Directors.
FOR            WITHHELD
To withhold authority to vote for an individual nominee, list that nominee's name on the line below: (Nominees: Leif Lomo, Harold J. Parmelee,
		Frederick W. Zuckerman)
2. In their discretion upon any other matter that may properly come before the meeting.
	Do you plan     to attend the Annual Meeting?
YES           NO
THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS
Please sign exactly as name appears at the left. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
SIGNATURE(S)    DATE




THE TURNER CORPORATION
Voting Instructions Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders, May 12, 1995
To the trustees  --  Employee Stock Ownership Plan of the Turner
Corporation
The undersigned hereby directs State Street Bank and Trust Company, Trustee, to vote as stated herein all shares allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on May 12, 1995 at 11:00 A.M. Eastern Daylight Saving Time. as at any adjournments thereof, upon the matters set forth in the notice of such meeting. The Trustee shall vote as checked upon the following matters, more fully set forth in the Proxy Statement, and otherwise in their discretion.
1. Election of Directors, Nominees: Leif Lomo, Harold J. Parmelee, Frederick W. Zuckerman

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your instructions cannot be accepted unless you sign and return this card.
SEE REVERSE SIDE

[X]
Please mark your
votes as in this
example.
		If not otherwise specified, this Direction will be voted for the election of the director nominees named below. The Board of Directors recommends a vote
FOR the below matters.
1.      Election of Directors.
FOR     WITHHELD
To withhold authority to vote for an individual nominee, list that nominee's name on the line below:
		(Nominees:  Leif Lomo, Harold J. Parmelee,
			Frederick W. Zuckerman)
2.      In their discretion upon any other matter that may properly come before the meeting.
		Do you plan to attend the Annual Meeting?
YES       NO
THESE VOTING INSTRUCTIONS ARE SOLICITED
BY THE TRUSTEE OF
THE EMPLOYEE STOCK OWNERSHIP PLAN
Please sign exactly as name appears at the left.
	SIGNATURE(S)  DATE





		March 30, 1995
Securities and Exchange Commission
Washington, D.C. 20549
Dear Sirs:
		The  Turner  Corporation  (the  "Company")  is filing electronically the definition proxy statement, form of proxy and form of instruction to ESOP trustee  which the Company expects to send to security holders beginning
March 31, 1995.
		Very truly yours,
THE TURNER CORPORATION
/s/ S. J. Gozo
Secretary